UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Investment Company Act file number:  811-08659

The Henssler Funds, Inc.
(Exact name of registrant as specified in charter)

3735 Cherokee Street, Kennesaw, Georgia 30144
(Address of principal executive offices) (Zip code)

Gene W. Henssler
3735 Cherokee Street, Kennesaw, Georgia 30144
 (Name and Address of Agent for Service)

With copy to:
Paul Hastings LLP
1170 Peachtree Street, N.E., Suite 100
 Atlanta, Georgia 30309

Registrant’s Telephone Number, including Area Code: (800) 936-3863

Date of fiscal year end: April 30

Date of reporting period: November 1, 2016 - April 30, 2017

Item 1.       Reports to Stockholders.

The following is a copy of the Report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

April 30, 2017

The Henssler Equity Fund
3735 Cherokee Street
Kennesaw, Georgia 30144

1-800-936-3863
Www.Henssler.Com

Table of Contents April 30, 2017

Shareholder Letter	1
Management’s Discussion on Fund Performance	2
Performance Update	4
Expenses	6
Top Ten Holdings & Asset Allocation	8
Schedule of Investments	9
Statement of Assets & Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to the Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Additional Information	26
Directors & Officers	28

Shareholder Letter April 30, 2017(Unaudited)

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund (“The Fund”). The Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above‐average, high‐quality securities with strong growth potential.

If you would like to obtain periodic information regarding The Fund, we encourage you to visit our website at www.henssler.com. You may review The Henssler Equity Fund link as often as you like, as we update information regularly. Through our website, we provide details each quarter on our top 10 holdings, industry allocation and other statistics. The website also provides media appearance information and links to articles featuring commentary and insight from The Fund’s management team.

The Henssler Equity Fund is more than 18 years old since we started on June 10, 1998. On behalf of our board of directors and management team, we thank many of you who invested in The Fund from its very beginning. We will continue to focus our best efforts exclusively on the one fund we manage, The Henssler Equity Fund.

Yours very truly,

Gene W. Henssler, Ph.D.
William G. Lako, Jr., CFP® 1
Troy L. Harmon, CFA, C.V.A. 2, 3

This report is intended for shareholders of The Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus that contains important information including risks, investment objectives, charges and expenses. The Fund's prospectus is available, without charge, upon request by calling toll-free 1-800-936-3863. Please read and consider this information carefully before you invest or send money.

[1]
Certified Financial Planner Board of Standards Inc. owns the certification mark CFP®, Certified Financial Planner™ and CFP (with flame logo) ® in the U.S., which it awards to individuals who successfully complete CFP Board's initial and ongoing certification requirements.

[2]	CFA Institute mark is a trademark owned by the CFA Institute.
[3]	Certified Valuation Analyst, accredited through the National Association of Certified Valuation Analysts.

Annual Report | April 30, 2017	1

Management’s Discussion On Fund Performance April 30, 2017(Unaudited)

As of May 22, 2017:

Financial markets have continued their ascent on the hopes of regulatory changes and lower taxes. In total, the market, as measured by the S&P 500® Index1 (“S&P 500”), has gained 12.57% including dividends since the election on November 8, 2016 through May 19, 2017. However, politicians have not delivered on the promises, and the Senate and House seem to be as divided as they have ever been. The House of Representatives passed a version of the Republican’s American Care Act, but even that version was changed significantly in order to get Freedom Caucus Republicans to vote for the bill. It seems they were insistent on making sure the Affordable Care Act (aka Obamacare) was gutted. At this point, the House version of the bill is expected to undergo significant changes before seeing the first Senate vote. In other words, we seem far from the passage of health care reform. Meanwhile, the Affordable Care Act seems to be floundering on its own with several states having few viable insurance options available through the government exchange.

Tax reform seems to be taking a backseat to health care, but we have heard some of the thinking behind that effort. The administration made mention of lowering the top tax bracket for corporations and individuals and increasing the standard deduction for individuals. That plan would also remove tax write-offs for state and local taxes in its initial form, but those two items seem to be sticking points for many Republicans, especially those representing California, New York and New Jersey where state and local taxes are very high relative to other areas.

While the markets continue to focus on politics and President Trump continues to fight every force in Washington including his own party, the markets have been unblinking until the firing of FBI Director James Comey and a rumored memo claiming the President asked him to call off the investigation into Russian ties. In a short-lived selloff, the market benchmark S&P 500 declined by approximately 1.9% but bounced back in the two days following to regain about half of the ground lost.

The increase in prices since the election has left the market looking a bit expensive. The average market price, when measured by the S&P 500, seems about 20% overpriced relative to historical averages. However, improvements in first quarter 2017 earnings gave investors something real upon which they could build their investment thesis. S&P 500 companies’ earnings rose approximately 15% and S&P Mid-Cap 400 Index2 earnings grew by 9% in the reporting period February 16, 2017 through May 15, 2017. The market still indicates better earnings to come, and energy prices have risen to boost the overall average higher. The price moves we have seen in the past few months are not unique in that financial markets often move in anticipation of better (or worse) things to come. Although unaffected in reality by expected regulatory changes, the fact that earnings are now improving should work to reduce the risk of potential future political failures. We remain hopeful that our national leaders will come to a workable solution that provides the expected benefits, but in this case, hope is all we have.

A look into the success and failure of individual sectors year-to-date shows Information Technology as the overall leader in the S&P 500 after gaining approximately 17.5% through May 19, 2017. The S&P 400 is headed up by its Healthcare companies, through the same period the sector has gained more than 15%. Laggards in both indices show Telecommunication Services and Energy sectors at the bottom. The S&P 500 Telecommunication Services sector has lost 11.46% while Energy in that benchmark has suffered a loss of 9.92%. The S&P Mid-Cap 400 Index shows Telecommunication Services companies losing more than 27% and Mid-Cap Energy companies losing more than 19.5% on the year so far. It should be noted that the two laggard sectors make up approximately 3.5% of the total Mid-Cap index, but they comprise about 8.5% of the S&P 500.

2	www.henssler.com

Management’s Discussion On Fund Performance April 30, 2017(Unaudited)

We believe the short-term foreseeable future will be marked by the same political focus. However, we also believe consumer sentiment has been strong on the notion that the economy is near full employment. That should also continue in coming quarters. We are paying a great deal of attention to the fundamentals at this point and will continue in our vigilant review of market valuations and earnings growth in search of Mid-Cap investments with potential for growth and stability.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

[1]	The S&P 500® Index by Standard and Poor’s Corp. is an unmanaged, market capitalization weighted index comprising of 500 issues listed on various exchanges.
[2]
The S&P Mid-Cap 400® Index by Standard and Poor’s Corp. is an unmanaged, market capitalization weighted index that measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

Annual Report | April 30, 2017	3

Performance Update April 30, 2017(Unaudited)

Performance of Hypothetical $10,000 Initial Investment
For the Period June 10, 1998 (inception of fund) to April 30, 2017

The graph assumes an initial $10,000 investment at June 10, 1998. All dividends and distributions are reinvested.

Average Annual Total Return
As of April 30, 2017

	One Year	Five Year	Ten Year	Since Inception	Investment Value Assuming $10,000 Investment at June 10, 1998(1)	Total Expense Ratio(3)
The Henssler Equity Fund – Investor Class	13.26%	10.36%	6.10%	6.27%	$31,546	1.48%
The S&P 500® Index	17.92%	13.68%	7.15%	6.10%	$30,591

	One Year	Three Year	Five Year	Since Inception	Investment Value Assuming $1,000,000 Investment at June 15, 2011(2)	Total Expense Ratio(3)
The Henssler Equity Fund – Institutional Class	13.66%	7.61%	10.92%	10.98%	$1,844,783	0.98%
The S&P 500® Index	17.92%	10.47%	13.68%	13.79%	$2,136,001

4	www.henssler.com

Performance Update April 30, 2017(Unaudited)

(1)	The Henssler Equity Fund – Investor Class began operations on June 10, 1998.
(2)	The Henssler Equity Fund – Institutional Class began operations on June 15, 2011.
(3)
The Fund’s total expense ratio as of October 31, 2016. In The Fund’s prospectus dated August 28, 2016, the total expense ratio is 1.48% and 0.98%, for the Investor Class and Institutional Class, respectively. The Fund bears a pro rata share of the fees and expenses of the other funds in which each fund invests (“Acquired Funds”). The operating expenses in the prospectus may not correlate to the expense ratio in The Fund’s financial statements (or the financial highlights) because the financial statements include only the direct operating expenses incurred by The Fund, not the indirect costs of investing in the Acquired Funds.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The performance data quoted represents past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in The Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent-month end, please contact 1-800-936-3863.

Annual Report | April 30, 2017	5

Expenses April 30, 2017 (Unaudited)

As a shareholder of The Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in The Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six‐month period of November 1, 2016 to April 30, 2017.

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The  second  line  of  the  table  provides  information  about  hypothetical  account  values  and hypothetical expenses based on The Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not The Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in The Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

6	WWW.HENSSLER.COM

Expenses April 30, 2017 (Unaudited)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During period November 1, 2016 to April 30, 2017(1)	Expense Ratio
Investor
Actual Fund Return	$1,000.00	$1,123.10	$7.63	1.45%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Institutional
Actual Fund Return	$1,000.00	$1,125.80	$5.01	0.95%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%

(1)
Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.

Annual Report | April 30, 2017	7

Top Ten Holdings & Asset Allocation April 30, 2017 (Unaudited)

Top Ten Holdings* (Percentage of Total Net Assets)

Digital Realty Trust, Inc.	2.77%
Federal Realty Investment Trust	2.58%
Weingarten Realty Investors	2.50%
MAXIMUS, Inc.	2.33%
Cirrus Logic, Inc.	2.32%
Citrix Systems, Inc.	2.22%
Premier, Inc.	2.21%
Teradata Corp.	2.13%
Avery Dennison Corp.	2.01%
Agrium, Inc.	2.00%
23.07%

Asset Allocation* (Percentage of Total Net Assets)

Financials	18.90%
Information Technology	16.78%
Industrials	14.60%
Consumer Discretionary	11.74%
Health Care	9.75%
Materials	7.78%
Utilities	5.49%
Real Estate	5.35%
Consumer Staples	4.45%
Energy	3.56%
Net Cash & Cash Equivalents	1.60%
100.00%

*	Allocations subject to change and may not reflect the future position of The Fund.

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Schedule of Investments April 30, 2017

	Shares	Value
COMMON STOCKS ‐ 98.40%
Consumer Discretionary ‐ 11.74%
Auto Components ‐ 1.32%
Magna International, Inc.	13,500	$563,895

Automobiles ‐ 1.10%
Thor Industries, Inc.	4,900	471,282

Distributors ‐ 2.41%
Genuine Parts Co.	6,000	552,120
LKQ Corp.(1)	15,300	477,972
		1,030,092
Diversified Consumer Services ‐ 1.07%
Service Corp. International	14,100	454,302

Hotels, Restaurants & Leisure ‐ 1.07%
The Cheesecake Factory, Inc.	7,100	455,536

Leisure Products ‐ 1.36%
Sturm Ruger & Co., Inc.	9,600	580,320

Media ‐ 1.03%
Scripps Networks Interactive, Inc. ‐Class A	5,900	440,848

Multiline Retail ‐ 1.08%
Big Lots, Inc.	9,100	459,459

Textiles, Apparel & Luxury Goods ‐ 1.30%
Michael Kors Holdings, Ltd.(1)	14,800	552,484

Total Consumer Discretionary		5,008,218

Consumer Staples ‐ 4.45%
Food Products ‐ 2.59%
B&G Foods, Inc.	12,800	537,600
Sanderson Farms, Inc.	4,900	567,322
		1,104,922
Tobacco ‐ 1.86%
Universal Corp.	10,800	793,260

Total Consumer Staples		1,898,182

Annual Report | April 30, 2017	9

Schedule of Investments April 30, 2017

	Shares	Value
Energy ‐ 3.56%
Energy Equipment & Services ‐ 1.75%
Dril‐Quip, Inc.(1)	14,500	$747,475

Oil, Gas & Consumable Fuels ‐ 1.81%
World Fuel Services Corp.	21,000	773,430

Total Energy		1,520,905

Financials ‐ 18.90%
Banks ‐ 4.07%
Commerce Bancshares, Inc.	10,554	579,942
Cullen/Frost Bankers, Inc.	6,800	641,852
East West Bancorp, Inc.	9,500	515,565
		1,737,359
Capital Markets ‐ 2.34%
CBOE Holdings, Inc.	6,000	494,460
Waddell & Reed Financial, Inc. ‐Class A	28,000	503,720
		998,180
Insurance ‐ 7.19%
American Financial Group, Inc.	5,200	506,012
Aspen Insurance Holdings, Ltd.	9,600	502,560
CNA Financial Corp.	12,000	543,120
Everest Re Group, Ltd.	2,100	528,591
Reinsurance Group of America, Inc.	3,900	487,656
Torchmark Corp.	6,500	498,615
		3,066,554
Real Estate Investment Trust ‐ 2.50%
Weingarten Realty Investors	32,600	1,068,302

Thrifts & Mortgage Finance ‐ 2.80%
Northwest Bancshares, Inc.	36,100	582,654
OceanFirst Financial Corp.	22,100	611,065
		1,193,719
Total Financials		8,064,114

Health Care ‐ 9.75%
Biotechnology ‐ 1.53%
United Therapeutics Corp.(1)	5,200	653,640

Health Care Equipment & Supplies ‐ 1.49%
Varian Medical Systems, Inc.(1)	7,000	635,180

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Schedule of Investments April 30, 2017

	Shares	Value
Health Care Providers & Services ‐ 5.18%
DaVita, Inc.(1)	9,100	$627,991
Owens & Minor, Inc.	18,400	637,560
Premier, Inc. ‐ Class A(1)	27,900	943,020
		2,208,571
Life Sciences Tools & Services ‐ 1.55%
Waters Corp.(1)	3,900	662,571

Total Health Care		4,159,962

Industrials ‐ 14.60%
Aerospace & Defense ‐ 1.22%
Spirit AeroSystems Holdings, Inc. ‐Class A	9,100	520,156

Air Freight & Logistics ‐ 1.22%
Expeditors International of Washington, Inc.	9,300	521,637

Commercial Services & Supplies ‐ 2.45%
Cintas Corp.	4,300	526,621
Healthcare Services Group, Inc.	11,300	518,783
		1,045,404
Electrical Equipment ‐ 2.99%
Acuity Brands, Inc.	3,000	528,300
Hubbell, Inc.	6,600	746,658
		1,274,958
Industrial Conglomerates ‐ 1.17%
Carlisle Cos., Inc.	4,900	496,811

Machinery ‐ 2.44%
WABCO Holdings, Inc.(1)	4,500	534,915
Woodward, Inc.	7,500	507,525
		1,042,440
Road & Rail ‐ 1.84%
Landstar System, Inc.	9,200	786,140

Trading Companies & Distributors ‐ 1.27%
Watsco, Inc.	3,900	541,320

Total Industrials		6,228,866

Information Technology ‐ 16.78%
Communications Equipment ‐ 1.48%
F5 Networks, Inc.(1)	4,900	632,737

Annual Report | April 30, 2017	11

Schedule of Investments April 30, 2017

	Shares	Value
Electronic Equipment & Instruments ‐ 1.63%
OSI Systems, Inc.(1)	9,000	$696,600

Internet Software & Services ‐ 1.52%
NIC, Inc.	30,400	649,040

IT Services ‐ 4.46%
MAXIMUS, Inc.	16,300	994,137
Teradata Corp.(1)	31,100	907,498
		1,901,635
Semiconductors & Semiconductor Equipment ‐ 2.32%
Cirrus Logic, Inc.(1)	15,400	990,990

Software ‐ 5.37%
Check Point Software Technologies, Ltd.(1)	6,400	665,664
Citrix Systems, Inc.(1)	11,700	946,998
Synopsys, Inc.(1)	9,200	678,040
		2,290,702
Total Information Technology		7,161,704

Materials ‐ 7.78%
Chemicals ‐ 3.98%
Agrium, Inc.	9,100	854,763
Eastman Chemical Co.	10,600	845,350
		1,700,113
Containers & Packaging ‐ 3.80%
Avery Dennison Corp.	10,300	857,063
Bemis Co., Inc.	17,000	763,810
		1,620,873
Total Materials		3,320,986

Real Estate ‐ 5.35%
Equity Real Estate Investment ‐ 5.35%
Digital Realty Trust, Inc.	10,300	1,182,852
Federal Realty Investment Trust	8,400	1,099,476
		2,282,328
Total Real Estate		2,282,328

Utilities ‐ 5.49%
Electric Utilities ‐ 1.97%
ALLETE, Inc.	4,900	342,559
Hawaiian Electric Industries, Inc.	14,800	496,096
		838,655
Gas Utilities ‐ 1.57%
New Jersey Resources Corp.	8,300	334,905

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Schedule of Investments April 30, 2017

	Shares	Value
Gas Utilities (continued)
UGI Corp.	6,700	$336,072
		670,977
Multi Utilities ‐ 0.79%
Vectren Corp.	5,700	338,694

Multi‐Utilities ‐ 1.16%
MDU Resources Group, Inc.	18,400	494,960

Total Utilities		2,343,286

TOTAL COMMON STOCKS (COST $39,105,744)		41,988,551

SHORT TERM INVESTMENTS ‐1.77%
Federated Government Obligations Fund ‐Institutional Shares, 7‐day Yield 0.65%	756,167	756,167

TOTAL SHORT TERM INVESTMENTS (COST $756,167)		756,167

TOTAL INVESTMENTS (100.17%) (COST $39,861,911)		42,744,718

LIABILITIES IN EXCESS OF OTHER ASSETS (‐0.17%)		(71,873)

NET ASSETS (100.00%)		$42,672,845

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Annual Report | April 30, 2017	13

Statement of Assets & Liabilities April 30, 2017

ASSETS:
Investments, at value (Cost $39,861,911)	$42,744,718
Cash	383
Receivables:
Fund shares sold	633
Dividends	43,715
Prepaid and other assets	4,076
Total Assets	42,793,525

LIABILITIES:
Payables:
Fund shares redeemed	71,529
Operating service fees due to adviser	18,136
Advisory fees due to adviser	17,505
Officers’ fees	7,510
Directors’ fees	6,000
Total Liabilities	120,680

Net Assets	$42,672,845

NET ASSETS CONSIST OF:
Common Stock	$698
Paid‐in capital	36,260,538
Accumulated undistributed net investment income	7,789
Accumulated undistributed net realized gain on investments	3,521,013
Net unrealized appreciation on investments	2,882,807

Net Assets	$42,672,845

Investor Class:
Net Asset Value, offering and redemption price per share	$6.00
Net Assets	$27,058,924
Shares of common stock outstanding of $0.0001 value per share, 100,000,000 shares authorized (Note 1)	4,512,613

Institutional Class:
Net Asset Value, offering and redemption price per share	$6.33
Net Assets	$15,613,921
Shares of common stock outstanding of $0.0001 value per share, 100,000,000 shares authorized (Note 1)	2,466,010

The accompanying notes are an integral part of these financial statements.

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Statement of Operations For the Year Ended April 30, 2017

INVESTMENT INCOME:
Dividends	$844,294
Total Investment Income	844,294

EXPENSES:
Operating service fees
Investor Class	197,118
Institutional Class	29,144
Advisory fees	213,640
Chief compliance officer compensation fees	62,695
Insurance fees	24,728
Directors’ fees	29,658
Total Expenses	556,983

Net Investment Income	287,311

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	5,106,046
Net change in unrealized appreciation on investments	(40,416)
Net realized and unrealized gain on investments	5,065,630

Net Increase in Net Assets Resulting from Operations	$5,352,941

The accompanying notes are an integral part of these financial statements.

Annual Report | April 30, 2017	15

Statement of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
FROM OPERATIONS:
Net investment income	$287,311	$385,787
Net realized gain on investments	5,106,046	11,325,189
Net change in unrealized appreciation on investments	(40,416)	(11,658,816)
Net Increase in Net Assets From Operations	5,352,941	52,160

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(163,010)	(224,141)
Institutional Class	(133,033)	(139,537)
From net realized gains on investments
Investor Class	(2,959,747)	(12,970,606)
Institutional Class	(1,514,821)	(4,881,857)
Total Distributions	(4,770,611)	(18,216,141)

CAPITAL SHARE TRANSACTIONS (Note 3):
Investor Class
Shares sold	1,639,672	2,593,687
Shares issued in reinvestment of distributions	3,083,173	13,045,087
Cost of shares redeemed	(7,971,689)	(22,819,132)
Net decrease from share transactions	(3,248,844)	(7,180,358)

Institutional Class
Shares sold	547,803	1,028,686
Shares issued in reinvestment of distributions	1,647,854	5,021,393
Cost of shares redeemed	(457,826)	(967,020)
Net increase from share transactions	1,737,831	5,083,059

Net Decrease in Net Assets From Capital Share Transactions	(1,511,013)	(2,097,299)

Net Decrease in Net Assets	(928,683)	(20,261,280)

NET ASSETS:
Beginning of year	43,601,528	63,862,808
End of year*	$42,672,845	$43,601,528
*Includes accumulated undistributed net investment income of:	$7,789	$83,831

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Investor Class
	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Year	$5.95	$9.69		$14.29	$15.03	$15.73

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.03	0.05		0.07	0.11	0.14
Net realized and unrealized gain/(loss) on investments	0.75	(0.18	)(2)	1.18	3.24	1.00
Total Income/(Loss) from Investment Operations	0.78	(0.13)		1.25	3.35	1.14

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.04)	(0.06)		(0.11)	(0.15)	(0.23)
From net realized gains on investments	(0.69)	(3.55)		(5.74)	(3.94)	(1.61)
Total Distributions	(0.73)	(3.61)		(5.85)	(4.09)	(1.84)
Net Asset Value - End of Year	$6.00	$5.95		$9.69	$14.29	$15.03

Total Return	13.26%	0.25%		8.21%	22.83%	8.47%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$27,059	$29,947		$50,383	$84,719	$152,663
Ratio of expenses to average net assets	1.47%	1.47%		1.37%	1.30%	1.27%
Ratio of net investment income to average net assets	0.50%	0.63%		0.51%	0.68%	0.96%
Portfolio turnover rate(3)	146%	155%		58%	48%	106%

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)
The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(3)	Portfolio turnover is calculated at The Fund level.

The accompanying notes are an integral part of these financial statements.

Annual Report | April 30, 2017	17

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Institutional Class
	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$6.24	$9.98		$14.55	$15.22	$15.86
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.06	0.09		0.13	0.20	0.22
Net realized and unrealized gain/(loss) on investments	0.78	(0.18	)(2)	1.21	3.27	1.03
Total Income/(Loss) from Investment Operations	0.84	(0.09)		1.34	3.47	1.25
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.06)	(0.10)		(0.17)	(0.20)	(0.28)
From net realized gains on investments	(0.69)	(3.55)		(5.74)	(3.94)	(1.61)
Total Distributions	(0.75)	(3.65)		(5.91)	(4.14)	(1.89)
Net Asset Value - End of Period	$6.33	$6.24		$9.98	$14.55	$15.22
Total Return	13.66%	0.79%		8.79%	23.43%	9.16%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$15,614	$13,654		$13,480	$13,129	$32,311
Ratio of expenses to average net assets	0.97%	0.98%		0.87%	0.80%	0.77%
Ratio of net investment income to average net assets	1.00%	1.11%		0.98%	1.26%	1.46%
Portfolio turnover rate(3)	146%	155%		58%	48%	106%

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)
The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(3)	Portfolio turnover is calculated at The Fund level.

The accompanying notes are an integral part of these financial statements.

18	WWW.HENSSLER.COM

Notes to the Financial Statements April 30, 2017

1. ORGANIZATION

The Henssler Funds, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (“The Fund”). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has an authorized capital of 500,000,000 shares, classified as shares of common stock with a par value of $0.0001 per share; 100,000,000 shares of which have been classified as shares of common stock of The Fund. The Fund offers Investor Class and Institutional Class shares. The Fund’s investment strategy is to seek growth of capital.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by The Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financials Services- Investment Companies.

Accounting Estimates — In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Equity securities including common stocks and exchange-traded funds that are listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price and are classified as Level 1 of the fair value hierarchy. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 of the hierarchy. Valuations of variable and fixed income securities supplied by independent pricing services approved by The Fund’s Board of Directors (the “Board”) are classified as Level 2 of the hierarchy. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board and would be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. Securities with maturities of sixty (60) days or less are valued at amortized cost as Level 1 or 2 within the hierarchy. See Fair Value Measurements section in the notes for additional information used to value The Fund’s investments.

Federal Income Taxes — For federal income tax purposes, The Fund currently qualifies, and intends to remain qualified, as a Regulated Investment Company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carry forwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Annual Report | April 30, 2017	19

Notes to the Financial Statements April 30, 2017

As of and during the year ended April 30, 2017, The Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, The Fund did not incur any interest or penalties. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders — Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Other — Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions using a form of specific identification and compares the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to The Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with The Fund’s understanding of the applicable country’s tax rules and rates.

Expenses that are specific to a class of shares of The Fund are charged directly to the share class. The Fund’s realized and unrealized gains and losses, net investment income, and expenses other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of The Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

20	www.henssler.com

Notes to the Financial Statements April 30, 2017

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including The Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value The Fund’s investments as of April 30, 2017:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$41,988,551	$–	$–	$41,988,551
Short-Term Investments	756,167	–	–	756,167
TOTAL	$42,744,718	$–	$–	$42,744,718

*	See Schedule of Investments for industry classification.

It is The Fund’s policy to record transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

There were no transfers into or out of Levels 1 and 2 during the year ended April 30, 2017.

For the year ended April 30, 2017, The Fund did not have significant unobservable inputs (Level 3) used in determining fair value.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of The Fund were as follows:

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Investor Class:
Shares sold	270,542	340,182
Shares issued in reinvestment of distributions	519,052	2,288,612
Less shares redeemed	(1,308,428)	(2,796,744)
Net Decrease in Shares	(518,834)	(167,950)

Institutional Class:
Shares sold	85,899	115,179
Shares issued in reinvestment of distributions	263,236	842,515
Less shares redeemed	(71,690)	(120,200)
Net Increase in Shares	277,445	837,494

Annual Report | April 30, 2017	21

Notes to the Financial Statements April 30, 2017

4. FEDERAL INCOME TAXES AND DISTRIBUTIONS

Reclassifications: At April 30, 2017 permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to the utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications were as follows:

Paid-in Capital	$1,922,459
Accumulated Undistributed Net Investment Income	$(67,310)
Accumulated Undistributed Net Realized Gain on Investments	$(1,855,149)

Tax Basis of Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at April 30, 2017 were as follows:

Gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$3,446,700
Gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(563,893)
Net Unrealized Appreciation	$2,882,807
Tax Cost of Investments	$39,861,911

Classifications of Distributions
Net investment income/(loss) and net realized capital gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized capital gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized capital gain was recorded by The Fund.

The tax character of the distributions paid by The Fund for the fiscal year ended April 30, 2017 and 2016, respectively, were as follows:

Distributions Paid From:	2017	2016
Ordinary Income	$296,043	$363,678
Long-Term Capital Gain	4,474,568	17,852,463
Total	$4,770,611	$18,216,141

Components of Distributable Earnings:
At April 30, 2017, components of distributable earnings were as follows.

Undistributed net investment income	$70,835
Accumulated net realized gain on investments	3,457,967
Net unrealized appreciation on investments	2,882,807
Total	$6,411,609

22	www.henssler.com

Notes to the Financial Statements April 30, 2017

5. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Henssler Asset Management, LLC (the “Adviser”) to provide investment management services to The Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to The Fund’s daily net assets. The amounts of expenses paid to the Adviser are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

The Company has entered into an Operating Service Agreement (the “Servicing Agreement”) with the Adviser to provide or arrange for day‐to‐day operational services to The Fund. Under the Servicing Agreement, the Adviser provides all of The Fund’s day‐to‐day operational services, excluding cost of brokerage, interest, taxes, litigation, independent directors’ fees and expenses, independent directors’ legal fees, premiums for directors’ liability insurance covering the Company’s independent directors, the Company’s allocable share of the salary and related costs for the Company’s Chief Compliance Officer, and extraordinary expenses. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% for the Investor Class and 0.20% for the Institutional Class as applied to the classes’ daily net assets. The amounts of expenses paid to the Adviser as Operating Services Fees are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets & Liabilities. The Company’s independent directors are each paid an annual fee of $12,000 per year, together with such directors’ actual out‐of‐pocket expenses associated with attendance at meetings. The annual fees are payable in four equal quarterly installments and are paid as of each quarterly meeting of the Board of Directors of the Company. The Company's Chief Compliance Officer receives compensation in accordance with the service agreement with the Company and the Adviser. The Company's allocable share of the Chief Compliance Officer's salary is reflected as Chief Compliance Officer Compensation Fees in the Statement of Operations. The officers of the Company, except the Chief Compliance Officer and the independent directors, will receive no compensation from the Company for performing the duties of their offices.

The Company and the Adviser have entered into a Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day‐to‐day operational services to The Fund including, but not limited to administrative, bookkeeping and pricing services.

The Company and the Adviser have entered into a Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day‐to‐day operational services to The Fund including, but not limited to transfer agent, dividend disbursing and record keeping services.

The Company has entered into a Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to The Fund. ALPS Distributors, Inc. serves as underwriter/distributor of shares of The Fund.

The Fund Accounting and Administration fees, Transfer Agency fees, and Distribution fees are all paid by the Adviser.

Certain directors and officers of the Company are directors and officers of the Adviser.

Annual Report | April 30, 2017	23

Notes to the Financial Statements April 30, 2017

6. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, excluding short‐term investments and U.S. government obligations, by The Fund for the year ended April 30, 2017, were as follows:

Purchases	$61,331,050
Sales	$67,010,521

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2017, the following entities owned beneficially 25% or greater of The Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Name	Percentage
Investor	Charles Schwab & Co.	40.25%
Institutional	State Street Bank & Trust Company	73.28%

8. INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Company maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred.

24	WWW.HENSSLER.COM

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Henssler Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Henssler Equity Fund (the “Fund”) as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Henssler Equity Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 22, 2017

Annual Report | April 30, 2017	25

Additional Information April 30, 2017 (Unaudited)

1. N‐Q DISCLOSURE

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N‐Q. For The Fund this would be for the fiscal quarters ending July 31st and January 31st. The Form N‐Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N‐Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1‐800‐732‐0330 for information on the operation of the Public Reference Room).

2. PROXY PROCEDURES

The Company has adopted Portfolio Proxy Voting Policies and Procedures under which The Fund votes proxies related to securities held by The Fund. A description of the Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling toll‐free at 1‐800‐936‐3863 and (ii) on the SEC’s website at www.sec.gov. In addition, The Fund will be required to file a Form N‐PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form N‐PX will be available (i) without charge, upon request, by calling toll‐free at 1‐800‐936‐3863 and (ii) on the SEC’s website at www.sec.gov.

3. SHAREHOLDER MEETING

At a meeting of shareholders of The Fund held on May 23, 2017, shareholders voted on a proposal to elect Directors of the Company and a proposal to ratify the selection of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for The Fund for the fiscal year ending April 30, 2017. The results of the proposals were as follows:

Proposal 1: The election of five Directors of the Company

	Affirmative Shares	As % of outstanding shares	Shares Withheld	As % of outstanding shares
Gene W. Henssler, Ph.D.	5,805,950.60	82.78%	228,969.15	3.26%
Patricia T. Henssler	5,805,950.60	82.78%	228,969.15	3.26%
Robert E. Nickels	5,806,849.17	82.80%	228,070.58	3.25%
Joseph W. Owen	5,805,950.60	82.78%	228,969.15	3.26%
Dr. Kathy S. Schwaig	5,806,849.17	82.80%	228,070.58	3.25%

Proposal 2: Ratification of the selection of Cohen as the independent registered public accounting firm for The Fund for the fiscal year ending April 30, 2017.

Affirmative Shares	As % of outstanding shares	Shares Against	As % of outstanding shares	Shares Abstained	As % of outstanding shares
5,937,012.54	84.65%	73,730.82	1.05%	24,176.34	0.34%

26	WWW.HENSSLER.COM

Additional Information April 30, 2017 (Unaudited)

4. DIRECTORS AND OFFICERS

The business affairs of The Fund are managed under the direction of the Company’s Board of Directors in accordance with the laws of the State of Maryland. Directors who are not deemed to be “interested persons” of the Company, as defined in the 1940 Act, are referred to as “Independent Directors.” The Company’s Statement of Additional Information includes additional information about the Board of Directors and is available, without charge, upon request by calling toll‐free 1‐800‐936‐3863.

5. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the calendar year ended December 31, 2016:

Qualified Dividend Income 100%
Corporate Dividends Received Deduction 100%

In early 2017, if applicable, shareholders of record should have received this information for the distributions paid to them by The Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by The Fund, if any, during the calendar year 2017.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, The Fund designated $4,474,568 as long‐term capital gain dividends.

The amounts above include $164,729 of earnings and profits distributed to shareholders on redemptions for The Henssler Equity Fund.

Annual Report | April 30, 2017	27

Directors & Officers April 30, 2017 (Unaudited)

The table below sets forth the names, addresses and birth years of the Directors and principal officers of the Company, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Director in the Fund Complex and their other directorships of public companies. Each Director holds office until a respective successor is duly chosen and qualified.

Independent Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past Five Years
Robert E. Nickels (1943)	Director	Indefinite Term, Since 2002	Retired.	1	None.
Joseph W. Owen (1961)	Director	Indefinite Term, Since 2004	Vice President, Sybase Inc.	1	None.
Dr. Kathy S. Schwaig (1962)	Director	Indefinite Term, Since 2017	Dean, Kennesaw Business School	1	None.

28	WWW.HENSSLER.COM

Directors & Officers April 30, 2017 (Unaudited)

Interested Directors and Officers2
Name, Address[1] and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past Five Years
Gene W. Henssler, Ph.D. (1940) [3]	President and Director	Indefinite Term, Since 1998	President, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	1	None.
Patricia T. Henssler, C.P.A. [3] (1954)	Executive Vice President, Treasurer and Director	Indefinite Term, Since 1998	Treasurer, G.W. Henssler & Associates, Ltd.; Certified Public Accountant, P.T. Henssler, C.P.A., LLC; Member, Henssler Asset Management, LLC.	1	None.
William G. Lako, Jr., CFP® (1970)	Vice President	Indefinite Term, Since 1998	Principal, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	N/A	None.
Christopher E. Reeves, Esq. (1971)	Chief Compliance Officer	Indefinite Term, Since 2007	Attorney, Reeves Law, P.C.; Lantz & Reeves P.C.; Chief Compliance Officer, G.W. Henssler & Associates, Ltd. and Henssler Asset Management, LLC.	N/A	None.

[1]	Principal business address: 3735 Cherokee Street, Kennesaw, Georgia, 30144.
[2]	Each Director is not an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act (collectively, the “Independent Directors”)
[3]	Dr. Gene Henssler and Patricia Henssler are “interested persons” of The Fund as defined under the 1940 Act, because of their positions with the Investment Adviser; they are related by marriage.

Annual Report | April 30, 2017	29

Adviser

Henssler Asset Management, LLC
3735 Cherokee Street
Kennesaw, Georgia 30144

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian

Fifth Third Bank, N.A.
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Transfer, Reception,
and Dividend Disbursing Agent

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, Ohio 44115

Legal Counsel

Paul Hastings LLP
1170 Peachtree Street, N.E.
Suite 100
Atlanta, Georgia 30309

Item 2.       Code of Ethics.

(a)
The Registrant, as of the end of the period covered by the Report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this Report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this Report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.       Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that there is no "audit committee financial expert" serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the Registrant's operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4.       Principal Accountant Fees and Services.

(a)
Audit Fees:  Fees for audit services for the Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, and for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $15,000 and $15,000, respectively.

(b)
Audit-Related Fees:  For the Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, aggregate fees of $0 and $0, respectively, were billed to the Registrant for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.  For the Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, the aggregate fees of $0 and $0 were billed to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees:  For the Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, aggregate fees of $2,500 and $2,000, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  For the Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, aggregate fees of $0 and $0 respectively, were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d)
All Other Fees:  In Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, the aggregate fees $0 and $0 respectively, were billed to Registrant by the principal accountant for services reported in paragraphs (a) through (c) of this Item.  For the Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, the aggregate fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for services other than the services reported in paragraph (a) through (c).

(e)(1)
Audit Committee Pre-Approval Policies and Procedures: The Registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate Non-Audit Fees:  In Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, the aggregate non-audit fees of $0 and $0 were billed to the Registrant by the Registrant’s accountant for services rendered to the Registrant. In Registrant’s fiscal years ended April 30, 2017 and April 30, 2016, the aggregate non-audit fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11.     Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)	The code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)
The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Henssler Funds, Inc.

By:	/s/ Gene W. Henssler
Gene W. Henssler
President and Principal Executive Officer

Date:	July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

The Henssler Funds, Inc.

By:	/s/ Gene W. Henssler
Gene W. Henssler
President and Principal Executive Officer

Date:	July 6, 2017

By:	/s/ Patricia T. Henssler
Patricia T. Henssler
Treasurer and Principal Financial Officer

Date:	July 6, 2017